INCOME TAXES	3 Months Ended	12 Months Ended
	Mar. 01, 2015	Nov. 30, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11:	INCOME TAXES

The effective income tax rate was 34.1% for the three months ended March 1, 2015, compared to 24.8% for the same period ended February 23, 2014.

The effective tax rate in the first quarter of 2014 included a tax benefit that the Company recorded as a result of reversing a deferred tax liability associated with the change in assertion during the quarter to indefinitely reinvest certain undistributed foreign earnings. The effective tax rate in 2015 reflected an increase in state income taxes due to higher projected domestic income in 2015.

NOTE 18:	INCOME TAXES

The Company’s income tax expense was $49.6 million, $94.5 million and $54.9 million for the years 2014, 2013 and 2012, respectively. The Company’s effective income tax rate was 32.2%, 29.3%, and 28.0% for 2014, 2013 and 2012, respectively.

The decrease in income tax expense in 2014 as compared to 2013 is primarily due to a decrease in income before income taxes. The effective tax rate increased in 2014 as compared to 2013 primarily due to a $15.2 million discrete tax benefit recognized in 2013, attributable to the finalization in July 2013 of the U.S. federal tax audit of tax years 2003 – 2008, and an unfavorable impact in the mix of foreign earnings, partially offset by a $3.7 million tax benefit that was recorded during the year ended November 30, 2014, as a result of reversing a deferred tax liability associated with undistributed foreign earnings.

The increase in income tax expense in 2013 as compared to 2012 is primarily due to an increase in income before income taxes. The effective tax rate in 2013 reflected a $15.2 million discrete tax benefit attributable to the finalization in July 2013 of the U.S. federal tax audit of tax years 2003 – 2008, and a favorable change in the impact of foreign operations as compared to 2012. The effective tax rate in 2012 reflected a net tax benefit of $27.0 million recognized in 2012, resulting from a definitive agreement with the State of California on state tax refund claims involving tax years 1986 – 2004.

The Company’s income tax expense differed from the amount computed by applying the U.S. federal statutory income tax rate of 35% to income before income taxes as follows:

	Year Ended
	November 30, 2014		November 24, 2013		November 25, 2012
	(Dollars in thousands)
Income tax expense at U.S. federal statutory rate	$53,849	35.0%	$112,914	35.0%	$68,558	35.0%
State income taxes, net of U.S. federal impact	7	—	3,994	1.2%	892	0.5%
Change in valuation allowance	—	—	5,169	1.6%	(1,329)	(0.7)%
Impact of foreign operations	(5,296)	(3.4)%	(17,160)	(5.3)%	7,313	3.7%
Reassessment of tax liabilities	(3,466)	(2.3)%	(15,215)	(4.7)%	(29,500)	(15.1)%
Write-off of deferred tax assets	4,899	3.2%	4,289	1.3%	9,061	4.6%
Other, including non-deductible expenses	(448)	(0.3)%	486	0.2%	(73)	—

Total	$49,545	32.2%	$94,477	29.3%	$54,922	28.0%

Impact of foreign operations. The reduction of tax benefit in 2014 as compared to 2013 is primarily due to an unfavorable change in the mix of earnings in jurisdictions with lower effective tax rate as compared to 2013.

Reassessment of tax liabilities. In 2014, the $3.5 million tax benefit primarily relates to the lapse of statutes of limitations in various jurisdictions. In 2013, the $15.2 million tax benefit was primarily attributable to the finalization of the U.S. federal tax audit for tax years 2003 – 2008. In 2012, the $29.5 million tax benefit was primarily attributable to the net tax benefit recognized in 2012 resulting from a definitive agreement with the State of California on the state tax refund claims involving tax years 1986 – 2004.

The U.S. and foreign components of income before income taxes were as follows:

	Year Ended
	November 30, 2014	November 24, 2013	November 25, 2012
	(Dollars in thousands)
Domestic	$31,733	$86,167	$82,764
Foreign	122,121	236,446	113,117

Total Income before Income Taxes	$153,854	$322,613	$195,881

Income tax expense (benefit) consisted of the following:

	Year Ended
	November 30, 2014	November 24, 2013	November 25, 2012
	(Dollars in thousands)
U.S. Federal
Current	$15,470	$11,294	$15,334
Deferred	(1,983)	20,597	29,537

	$13,487	$31,891	$44,871

U.S. State
Current	$4,096	$3,732	$(34,603)
Deferred	(4,089)	3,607	(2,956)

	$7	$7,339	$(37,559)

Foreign
Current	$58,156	$41,931	$54,338
Deferred	(22,105)	13,316	(6,728)

	$36,051	$55,247	$47,610

Consolidated
Current	$77,722	$56,957	$35,069
Deferred	(28,177)	37,520	19,853

Total Income Tax Expense	$49,545	$94,477	$54,922

Deferred Tax Assets and Liabilities

The Company’s deferred tax assets and deferred tax liabilities were as follows:

	November 30, 2014	November 24, 2013
	(Dollars in thousands)
Deferred tax assets
Foreign tax credit carryforwards	$120,793	$176,222
State net operating loss carryforwards	13,014	15,587
Foreign net operating loss carryforwards	87,062	95,542
Employee compensation and benefit plans	272,970	240,198
Advance royalties	99,649	55,581
Restructuring and related charges	49,654	21,474
Sales returns and allowances	33,078	31,706
Inventory	14,533	16,469
Property, plant and equipment	14,966	21,426
Unrealized gains or losses on investments	—	7,971
Other	45,155	51,645

Total gross deferred tax assets	750,874	733,821
Less: Valuation allowance	(89,814)	(96,026)

Deferred tax assets, net of valuation allowance	661,060	637,795

Deferred tax liabilities
Unrealized gains or losses on investments	$(196)	$—
Unremitted earnings of certain foreign subsidiaries	—	(3,690)

Total deferred tax liabilities	(196)	(3,690)

Total net deferred tax assets	$660,864	$634,105

Current
Net deferred tax assets	$186,791	$196,581
Valuation allowance	(12,475)	(9,503)

Total current net deferred tax assets	$174,316	$187,078

Long-term
Net deferred tax assets	$563,887	$533,550
Valuation allowance	(77,339)	(86,523)

Total long-term net deferred tax assets	$486,548	$447,027

Foreign tax credit carryforwards. The asset decrease from prior year is primarily due to the utilization of foreign tax credits in the 2014 U.S. federal income tax return, which resulted from the inclusion of $182.9 million advance royalty payments from the Company’s operations in Europe relating to fiscal year 2016 and thereafter. The foreign tax credit carryforwards at November 30, 2014, are subject to expiration through 2024 if not utilized. There are no foreign tax credits expiring in 2015.

Foreign net operating loss carryforwards. As of November 30, 2014, the Company had a deferred tax asset of $87.1 million for foreign net operating loss carryforwards of $290.4 million. Approximately $174.5 million of these operating losses are subject to expiration through 2023 if not utilized, including $4.8 million in 2015. The remaining $115.9 million are available as indefinite carryforwards under applicable tax law.

Valuation Allowance. The following table details the changes in valuation allowance during the year ended November 30, 2014:

	Valuation Allowance at November 24, 2013	Changes in Related Gross Deferred Tax Asset	Charge	Valuation Allowance at November 30, 2014
	(Dollars in thousands)
U.S. state net operating loss carryforwards	$3,824	$(324)	$—	$3,500
Foreign net operating loss carryforwards and other foreign deferred tax assets	92,202	(5,888)	—	86,314

	$96,026	$(6,212)	$—	$89,814

At November 30, 2014, the Company’s valuation allowance primarily related to its gross deferred tax assets for state and foreign net operating loss carryforwards, which reduced such assets to the amount that will more likely than not be realized.

Unremitted earnings of certain foreign subsidiaries. For the year ended November 30, 2014, management asserted indefinite reinvestment on $100.0 million of undistributed foreign earnings, as management determined that this amount is required to meet ongoing working capital needs in certain foreign subsidiaries; no U.S. income taxes have been provided for such earnings. If the Company were to repatriate such foreign earnings to the United States, the deferred tax liability associated with such earnings would have been approximately $27.3 million. The Company also recorded a $3.7 million tax benefit resulting from a reversal of the previously recorded deferred tax liability on undistributed foreign earnings due to the management assertion on undistributed foreign earnings.

Uncertain Income Tax Positions

As of November 30, 2014, the Company’s total gross amount of unrecognized tax benefits was $41.6 million, of which $21.9 million could impact the effective tax rate, if recognized, as compared to November 24, 2013, when the Company’s total gross amount of unrecognized tax benefits was $37.8 million, of which $19.2 million could have impacted the effective tax rate, if recognized.

The following table reflects the changes to the Company’s unrecognized tax benefits for the year ended November 30, 2014, and November 24, 2013:

	November 30, 2014	November 24, 2013
	(Dollars in thousands)

Unrecognized tax benefits beginning balance	$37,836	$63,626
Increases related to current year tax positions	3,863	2,839
Increases related to tax positions from prior years	4,858	1,650
Decreases related to tax positions from prior years	—	—
Settlement with tax authorities	—	(23,380)
Lapses of statutes of limitation	(4,715)	(7,026)
Other, including foreign currency translation	(271)	127

Unrecognized tax benefits ending balance	$41,571	$37,836

The Company believes that it is reasonably possible that unrecognized tax benefits could decrease within the next twelve months by as much as $1.9 million due to the lapse of statutes of limitations in various jurisdictions.

As of November 30, 2014, and November 24, 2013, accrued interest and penalties primarily relating to non-U.S. jurisdictions were $9.6 million and $11.8 million, respectively.

The Company’s income tax returns are subject to examination in the U.S. federal and state jurisdictions and numerous foreign jurisdictions. The following table summarizes the tax years that are either currently under audit or remain open and subject to examination by the tax authorities in the major jurisdictions in which the Company operates:

Jurisdiction	Open Tax Years
U.S. federal	2009 – 2014
California	2006 – 2014
Belgium	2011 – 2014
United Kingdom	2012 – 2014
Spain	2010 – 2014
Mexico	2009 – 2014
Canada	2004 – 2014
China	2010 – 2014
Hong Kong	2010 – 2014
India	2008 – 2014
Italy	2009 – 2014
France	2011 – 2014
Turkey	2009 – 2014